JNF Dynasty Liquid Alternatives Portfolio

(a series of Northern Lights Variable Trust)

Supplement dated October 1, 2015 (effective at the close of business) to the Prospectus dated May 1, 2015

The Board of Trustees of JNF Dynasty Liquid Alternatives Portfolio (the “Portfolio”), a series of the Northern Lights Variable Trust, has concluded that it is in the best interests of the Portfolio and its shareholders that the Portfolio cease operations. The Board has determined to close the Portfolio and redeem all outstanding shares on December 15, 2015.

Effective October 1, 2015, the Portfolio will not accept any new investments and will no longer pursue its stated investment objective. The Portfolio will begin liquidating its portfolio and will invest in cash equivalents such as money market funds until all shares have been redeemed. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have previously requested payment in cash. Shares of the Portfolio are otherwise not available for purchase.

After October 1, 2015 and prior to December 15, 2015, you may transfer your shares, including reinvested distributions, in accordance with procedures established by the insurance companies in connection with your variable annuity and/or flexible premium variable life insurance contracts. Your transfer from the JNF Dynasty Liquid Alternatives Portfolio will have no federal income tax consequences. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT TRANSFERRED THEIR SHARES OF THE PORTFOLIO PRIOR TO DECEMBER 15, 2015 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE INSURANCE COMPANY ASSOCIATED WITH YOUR ACCOUNT. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE PORTFOLIO AT 1-866-667-0564.

This Supplement and the existing Prospectus dated May 1, 2015, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated May 1, 2015, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-866-667-0564.